Supplement Dated December 1, 2013 to the Statement of Additional Information

This Supplement updates certain information in the Statement of Additional Information for the Lincoln Advisors Trust, on behalf of each of its registered investment company series. You may obtain copies of the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/presidentialfunds

Effective December 31, 2013, Nancy L. Frisby will retire from the Board of Trustees.

At the October 7, 2013 Special Meeting of Shareholders, shareholders elected Thomas A. Leonard and Pamela L. Salaway to serve as Independent Trustees of Lincoln Advisors Trust. The following information is added to the section “Trustees and Officers.”

Independent Trustees

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 1, 2013	Retired; Formerly Partner of Pricewaterhouse Coopers LLP (accounting firm)	85	Alpha 1 Capital since 2011 (hedge fund); Copeland Capital Trust since 2010 (mutual fund); formerly, WT Mutual Fund (2008-2011)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 1, 2013	Retired; Formerly Chief Risk Officer of Bank of Montreal/Harris Financial Corp. U.S. Operations	85	None

Trustee Qualifications

Thomas A. Leonard. Mr. Leonard was elected as a Trustee of Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust in 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s

Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Alpha 1 Capital and Copeland Capital Trust and was previously a board member of WT Mutual Fund. Mr. Leonard holds a Certified Public Accountant designation. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Pamela L. Salaway. Ms. Salaway was elected as a Trustee of Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust in 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Ownership of Securities as of December 31, 2012.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Thomas A. Leonard**	None	None

Pamela L. Salaway**	None	None
**	Thomas A. Leonard and Pamela L. Salaway were elected to the Board effective December 1, 2013.